Exhibit 10.3

Equity transfer Agreement

Party A: Feng Weizhao

Party B: Guangzhou Youxin Technology Co., Ltd.

Date of Signature: June 30, 2020

Party A: Feng Weizhao

Address: Third Groups of 63 deputy No. 1, Maluo Village, Guowang Town, Fengxiang County, Shanxi Province

Party B: Guangzhou Youxin Technology Co., Ltd.

Address: Room 605-606, No.13, Hai’an Road, Tianhe District, Guangzhou

This agreement is made by Party A and Party B on the equity transfer of Guangxi Yousen Network Technology Co., Ltd. Signed in the conference room of Beihai Company on June 30,2020.

Based on the principle of equality and mutual benefit, Party A and Party B reach the following agreement through friendly negotiation:

Article 1 Equity Transfer

Party A agrees to transfer the 20% of the equity of Guangxi Yousen Network Technology Co., Ltd. with a total investment of 400,000 yuan to Party B, and Party B agrees to transfer the above equity.

Article 2 Guarantee

2.1 Party A guarantees that the equity transferred to Party B is the true capital contribution of Party A in Guangxi Yousen Network Technology Co., Ltd., and is the equity legally owned by Party A. Party A has the full right to dispose of it. Party A guarantees that it has not set up any mortgage, pledge or guarantee for the transferred equity and is protected from any third party. Otherwise, all party A shall bear the responsibilities arising therefrom.

2.2 After party A’s transfer of its equity, its original rights and obligations in Guangxi Yousen Network Technology Co., Ltd. shall be transferred to Party B along with the transfer of the equity.

2.3 Party B acknowledges the articles of association of Guangxi Yousen Network Technology Co., Ltd. and guarantees to perform its obligations and responsibilities in accordance with the articles of Association.

Article 3 Sharing of Profits and Losses

After the consent of the company by the registration authority and the registration of shareholder change, Party B shall become the shareholder of Guangxi Yousen Network Technology Co., Ltd., and share the profits and losses of the company according to the proportion of capital contribution and the articles of association.

Article 4 Settlement of Disputes

4.1 Disputes related to the validity, performance, breach and termination of this Agreement shall be settled by the parties through friendly negotiation.

4.2 If no agreement can be reached through negotiation, either party may apply for arbitration or bring a suit in a people’s court.

Article 5 Conditions and Dates for the Effectiveness of the Agreement

This agreement shall come into force upon being signed by all parties.

Article 6 This agreement is made in quadruplicate, with each party holding one copy, one copy submitted to the registration authority and the company holding one copy, all of which shall have the same legal effect.

(Below is a signature page, without any main text)

This agreement is made on the day of _June 30, 2020_in the conference room of Beihai Company, by and between the following parties.

Party A: (Seal)	Party B: (Seal)

Equity transfer Agreement

Party A: Sun Jinhou

Party B: Guangzhou Youxin Technology Co., Ltd.

Date of Signature: June 30, 2020

Party A: Sun Jinhou

Address: Room 301, Unit 1, Building 21, East District, No. 59 Haifu Road, Meilan District, Haikou City

Party B: Guangzhou Youxin Technology Co., Ltd.

Address: Room 605-606, No.13, Hai’an Road, Tianhe District, Guangzhou

This agreement is made by Party A and Party B on the equity transfer of Guangxi Yousen Network Technology Co., Ltd. Signed in the conference room of Beihai Company on June 30,2020.

Based on the principle of equality and mutual benefit, Party A and Party B reach the following agreement through friendly negotiation:

Article 1 Equity Transfer

Party A agrees to transfer the 20% of the equity of Guangxi Yousen Network Technology Co., Ltd. with a total investment of 400,000 yuan to Party B, and Party B agrees to transfer the above equity.

Article 2 Guarantee

2.1 Party A guarantees that the equity transferred to Party B is the true capital contribution of Party A in Guangxi Yousen Network Technology Co., Ltd., and is the equity legally owned by Party A. Party A has the full right to dispose of it. Party A guarantees that it has not set up any mortgage, pledge or guarantee for the transferred equity and is protected from any third party. Otherwise, all party A shall bear the responsibilities arising therefrom.

2.2 After party A’s transfer of its equity, its original rights and obligations in Guangxi Yousen Network Technology Co., Ltd. shall be transferred to Party B along with the transfer of the equity.

2.3 Party B acknowledges the articles of association of Guangxi Yousen Network Technology Co., Ltd. and guarantees to perform its obligations and responsibilities in accordance with the articles of Association.

Article 3 Sharing of Profits and Losses

After the consent of the company by the registration authority and the registration of shareholder change, Party B shall become the shareholder of Guangxi Yousen Network Technology Co., Ltd., and share the profits and losses of the company according to the proportion of capital contribution and the articles of association.

Article 4 Settlement of Disputes

4.1 Disputes related to the validity, performance, breach and termination of this Agreement shall be settled by the parties through friendly negotiation.

4.2 If no agreement can be reached through negotiation, either party may apply for arbitration or bring a suit in a people’s court.

Article 5 Conditions and Dates for the Effectiveness of the Agreement

This agreement shall come into force upon being signed by all parties.

Article 6 This agreement is made in quadruplicate, with each party holding one copy, one copy submitted to the registration authority and the company holding one copy, all of which shall have the same legal effect.

(Below is a signature page, without any main text)

This agreement is made on the day of _June 30, 2020_in the conference room of Beihai Company, by and between the following parties.

Party A: (Seal)	Party B: (Seal)

Equity transfer Agreement

Party A: Lin Shaozhang

Party B: Guangzhou Youxin Technology Co., Ltd.

Date of Signature: June 30, 2020

Party A: Lin Shaozhang

Address: Room 503, No. 8, Diewu Xuan 8th Street, Qifu New Village, Shiguang Road, Panyu District, Guangzhou

Party B: Guangzhou Youxin Technology Co., Ltd.

Address: Room 605-606, No.13, Hai’an Road, Tianhe District, Guangzhou

This agreement is made by Party A and Party B on the equity transfer of Guangxi Yousen Network Technology Co., Ltd. Signed in the conference room of Beihai Company on June 30,2020.

Based on the principle of equality and mutual benefit, Party A and Party B reach the following agreement through friendly negotiation:

Article 1 Equity Transfer

Party A agrees to transfer the 60% of the equity of Guangxi Yousen Network Technology Co., Ltd. with a total investment of 1,200,000 yuan to Party B, and Party B agrees to transfer the above equity.

Article 2 Guarantee

2.1 Party A guarantees that the equity transferred to Party B is the true capital contribution of Party A in Guangxi Yousen Network Technology Co., Ltd., and is the equity legally owned by Party A. Party A has the full right to dispose of it. Party A guarantees that it has not set up any mortgage, pledge or guarantee for the transferred equity and is protected from any third party. Otherwise, all party A shall bear the responsibilities arising therefrom.

2.2 After party A’s transfer of its equity, its original rights and obligations in Guangxi Yousen Network Technology Co., Ltd. shall be transferred to Party B along with the transfer of the equity.

2.3 Party B acknowledges the articles of association of Guangxi Yousen Network Technology Co., Ltd. and guarantees to perform its obligations and responsibilities in accordance with the articles of Association.

Article 3 Sharing of Profits and Losses

After the consent of the company by the registration authority and the registration of shareholder change, Party B shall become the shareholder of Guangxi Yousen Network Technology Co., Ltd., and share the profits and losses of the company according to the proportion of capital contribution and the articles of association.

Article 4 Settlement of Disputes

4.1 Disputes related to the validity, performance, breach and termination of this Agreement shall be settled by the parties through friendly negotiation.

4.2 If no agreement can be reached through negotiation, either party may apply for arbitration or bring a suit in a people’s court.

Article 5 Conditions and Dates for the Effectiveness of the Agreement

This agreement shall come into force upon being signed by all parties.

Article 6 This agreement is made in quadruplicate, with each party holding one copy, one copy submitted to the registration authority and the company holding one copy, all of which shall have the same legal effect.

(Below is a signature page, without any main text)

This agreement is made on the day of _June 30, 2020_in the conference room of Beihai Company, by and between the following parties.

Party A: (Seal)	Party B: (Seal)